UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(574) 535-1125

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2018 Annual Meeting of Stockholders of LCI Industries (the “Company”) held on May 24, 2018, the Company’s stockholders approved the LCI Industries 2018 Omnibus Incentive Plan (the “2018 Plan”). The 2018 Plan was approved by the Company’s Board of Directors on April 2, 2018, subject to stockholder approval, and became effective with such stockholder approval on May 24, 2018.

The 2018 Plan provides for the issuance of up to 1,500,000 shares of the Company’s common stock, plus shares subject to any awards outstanding as of May 24, 2018 under the LCI Industries Equity Award and Incentive Plan, as Amended and Restated (the “Prior Plan”) that subsequently expire, are forfeited or canceled, are settled for cash, are not issued in shares, or are tendered or withheld to pay the exercise price or satisfy any tax withholding obligations related to the award. Following the stockholders’ approval of the 2018 Plan, no further awards will be granted under the Prior Plan.

Awards under the 2018 Plan may be granted to employees, consultants and advisors of the Company or its affiliates, as well as to non-employee directors of the Company. Awards under the 2018 Plan can be granted in the form of stock options, stock appreciation rights, restricted stock, stock units, other stock-based awards and cash incentive awards. The 2018 Plan will be administered by the Compensation Committee of the Company’s Board of Directors. The full Board of Directors will perform the duties and have the responsibilities of the Compensation Committee with respect to awards under the 2018 Plan that are made to the Company’s non-employee directors.

The terms of the 2018 Plan are described in more detail in the Company’s definitive proxy statement for the 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 10, 2018 (the “2018 Proxy Statement”), which description is incorporated herein by reference.  The descriptions of the 2018 Plan contained herein and incorporated by reference from the 2018 Proxy Statement are qualified in their entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference and constitutes a part of this report.

The forms of award agreements to be used in connection with awards made under the 2018 Plan were approved, as applicable based on the position of the recipient of the award, by the Company’s Board of Directors on May 24, 2018 and by the Compensation Committee on May 22, 2018. The forms of award agreements under the 2018 Plan listed below applicable to the Company’s executive officers and non-employee directors are filed as Exhibits 10.2 through 10.6, respectively, hereto and the terms thereof are incorporated herein by reference and constitute a part of this report:

•	Form of Restricted Stock Unit Award Agreement (Executives)

•	Form of Performance Stock Unit Award Agreement (EPS)

•	Form of Performance Stock Unit Award Agreement (ROIC)

•	Form of Restricted Stock Unit Award Agreement (Non-Employee Directors)

•	Form of Deferred Stock Unit Master Agreement (Non-Employee Directors)
On May 24, 2018, the Company’s Board of Directors also approved a form of Agreement for Common Stock in Lieu of Cash Compensation for Non-Employee Directors, to be used in connection with the issuance of common stock of the Company to non-employee directors who elect to receive all or a portion of their 2018 cash compensation in the form of shares of common stock. This form of agreement is filed as Exhibit 10.7 hereto and the terms thereof are incorporated herein by reference and constitute a part of this report.

In addition, on May 24, 2018, each of the Company’s non-employee directors was granted restricted stock units (“RSUs”), consisting of: (i) RSUs with a grant date fair value of approximately $140,000, granted as part of the annual grant of equity awards pursuant to the Company’s non-employee directors’ compensation program, as further described in the 2018 Proxy Statement; and (ii) RSUs with a grant date fair value equal to 15% of the aggregate of the 2018 annual retainer and chairperson fees applicable to each non-employee director, granted based on a recommendation of the Company’s compensation advisors. All of these RSUs were granted under the 2018 Plan, on the form of Restricted Stock Unit Award Agreement (Non-Employee Directors) filed as Exhibit 10.5 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on May 24, 2018. The total shares outstanding on the record date, March 29, 2018, were 25,211,472. The total shares represented at the meeting in person or by proxy were 23,980,155. The following matters were voted upon:

(1)    To elect a Board of ten Directors:

	For	Against	Abstain	Broker Non-Votes
James F. Gero	21,155,082	860,797	289,765	1,674,511
Frank J. Crespo	22,159,533	141,304	4,807	1,674,511
Brendan J. Deely	21,556,312	744,525	4,807	1,674,511
Ronald J. Fenech	22,100,598	200,239	4,807	1,674,511
Tracy D. Graham	21,936,893	364,949	3,802	1,674,511
Frederick B. Hegi, Jr.	21,154,992	860,887	289,765	1,674,511
Virginia L. Henkels	21,916,206	385,936	3,502	1,674,511
Jason D. Lippert	22,044,748	256,190	4,706	1,674,511
Kieran M. O’ Sullivan	21,935,219	365,072	5,353	1,674,511
David A. Reed	21,813,845	486,992	4,807	1,674,511

Each of the persons listed above were elected to serve as Directors until the next Annual Meeting of Stockholders.

(2)	To approve, in an advisory and non-binding vote, the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
21,508,327	563,859	233,458	1,674,511

(3)	To approve the LCI Industries 2018 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
20,682,504	1,449,087	174,053	1,674,511

(4)	To ratify the selection of KPMG LLP as independent auditors for the year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
23,304,641	542,557	132,957	—

Item 9.01	Financial Statements and Exhibits

Exhibit Index

10.1	LCI Industries 2018 Omnibus Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement (Executives) under the LCI Industries 2018 Omnibus Incentive Plan

10.3	Form of Performance Stock Unit Award Agreement (EPS) under the LCI Industries 2018 Omnibus Incentive Plan

10.4	Form of Performance Stock Unit Award Agreement (ROIC) under the LCI Industries 2018 Omnibus Incentive Plan

10.5	Form of Restricted Stock Unit Award Agreement (Non-Employee Directors) under the LCI Industries 2018 Omnibus Incentive Plan

10.6	Form of Deferred Stock Unit Master Agreement (Non-Employee Directors) under the LCI Industries 2018 Omnibus Incentive Plan

10.7	Form of Agreement for Common Stock in Lieu of Cash Compensation for Non-Employee Directors

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Brian M. Hall Brian M. Hall Chief Financial Officer

Dated: May 29, 2018

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